Exhibit 10(a)2

SECOND AMENDED AND RESTATED
ENTERGY SYSTEM AGENCY AGREEMENT

THIS AGREEMENT, made and entered into as of January 1, 2008, by and between Entergy Arkansas, Inc. ("EAI"), Entergy Louisiana, LLC ("ELL"), Entergy Mississippi, Inc. ("EMI"), Entergy New Orleans, Inc. ("ENOI"), Entergy Gulf States Louisiana, L.L.C. ("EGS-LA"), Entergy Texas, Inc., ("ETI") (collectively, the "Operating Companies") and Entergy Services, Inc. ("Agent"), amends, restates and supercedes in its entirety the Amended and Restated Entergy System Agency Agreement made and entered into as of May 1, 2003 (the "First Amended and Restated Agency Agreement") by and among EAI, Entergy Louisiana, Inc. ("ELI"), EMI, ENOI, Entergy Gulf States, Inc. ("EGSI") and Agent, which First Amended and Reinstated Agency Agreement amended that certain Middle South Utilities System Agency Agreement, made and entered as of December 11, 1970, by and among EAI, ELI, EMI, ENOI (collectively, the "Original Operating Companies") and Agent, as heretofore amended by amendments, effective February 10, 1971 and May 12, 1988 (the "Original Agency Agreement").

W I T N E S S E T H:

                0.01    WHEREAS, the Operating Companies are the owners and operators of electric generating, transmission and distribution facilities with which they are engaged in the business of generating, transmitting, distributing, and selling electric power and energy to the general public and to other participants in the wholesale power market (the combined facilities being hereinafter sometimes referred to as the "Entergy System"); and

                0.02    WHEREAS, the Operating Companies, being the operating public utilities of Entergy Corporation, have, by reason of their common ownership and cooperative management, been achieving substantial benefits for their customers by operating on a totally coordinated basis their bulk power generation and transmission facilities; and

                0.03    WHEREAS, from time to time, the Operating Companies enter into contracts with other electric utilities and other entities for the purchase, sale, or exchange of electrical power and energy or transactions related thereto; and

                0.04    WHEREAS, from time to time, the Operating Companies enter into contracts with fuel suppliers and other entities for the supply of fuel for Entergy System generating units or transactions related thereto; and

                0.05    WHEREAS, the Original Operating Companies entered into the Original Agency Agreement with the Agent to simplify the continued coordinated operation of the Entergy System, thereby providing the most effective use of generating and transmission facilities, and to carry out the provisions of contracts with electric utilities and other entities with respect to the purchase, sale, or exchange of bulk electric power and energy, and any other contracts for which the Agent was authorized to act as agent for the Original Operating Companies or any of them.

                0.06    WHEREAS, pursuant to the Original Agency Agreement, Agent's authorization to act for the Original Operating Companies was confined to matters relating to bulk electric power and energy and Agent was not authorized to enter into any new contract on behalf of the Original Operating Companies without obtaining the prior approval of the Original Operating Company or Companies affected by such contracts; and

                0.07    WHEREAS, at the time of execution of the Original Agency Agreement, EGSI had not yet become an Entergy Corporation subsidiary and EGSI was not a party to the Original Agency Agreement; and

                0.08    WHEREAS, that the First Amended and Restated Agency Agreement amended and restated the Original Agency Agreement to (a) add EGSI as a party thereto and (b) authorize Agent (i) to act for the Operating Companies in matters relating to the supply of fuel for the Entergy System electric generating units, as well as in matters relating to bulk electric power and energy and (ii) consistent with the Entergy System Approval Policy, to execute certain contracts relating to the foregoing matters, on behalf of the Operating Companies, without obtaining the prior approval of the Operating Company or Companies that are affected by such contracts; and

                0.09    WHEREAS, pursuant to EGSI's jurisdictional separation plan that was effective December 31, 2007, EGSI was reorganized into two separate utilities, EGS-LA and ETI; and

                0.10    WHEREAS, it is desirable that the First Amended and Restated Agency Agreement be amended and restated to add EGS-LA and ETI as parties in lieu of EGSI.

NOW, THEREFORE, all parties hereto mutually understand and agree as follows:

ARTICLE I.

TERMS OF AGREEMENT

                1.01    This Agreement shall become effective on January 1, 2008 (the "Effective Date") and shall continue from year to year thereafter, subject to termination as provided herein. This Agreement amends, restates and supercedes the First Amended and Restated Agency Agreement upon the Effective Date.

               1.02    Any Operating Company may terminate its participation in this Agreement by giving to each of the other Operating Companies and to the Agent written notice of its election so to terminate its participation in this Agreement at least forty-eight (48) months prior to the date of termination; provided, however, that no such termination shall in any way affect any contracts entered into by Agent under this Agreement regardless of the term thereof. In addition, Agent shall continue to act as Agent if so named in any such contracts, but all such contracts shall provide that the Operating Companies may designate a new Agent to act in such contracts upon sixty (60) days notice to Agent and to the other parties to the contract.

ARTICLE II.

OBLIGATIONS

               2.01    Operating Companies and each of them hereby make, name and appoint Agent as their Agent and attorney in fact (acting in the name of Agent but on behalf of the affected Operating Company or Companies) to act for them in all dealings permissible by law with other persons or entities relating to the sale, purchase or exchange of bulk electric power and energy, the supply of fuel for Entergy System electric generating units, and transactions relating to any of the foregoing, including without limitation, the execution of all new contracts and the administration of such new contracts and existing contracts or contracts supplemental thereto, such administration including but not limited to risk management services, operations, billings, collections and payments under such contracts and under any other contracts in which the Agent acts for the Operating Companies or any of them. Notwithstanding the above, Agent will not enter into any new contract on behalf of the Operating Company or Companies to be affected by such contract unless, and to the extent that, any officer, employee or other representative of Agent is authorized to approve such contract, pursuant to the Entergy System Approval Authority Policy adopted by the Board of Directors of the affected Operating Company or Companies, as it may be amended from time to time.

               2.02    The Agent is authorized to appear for and on behalf of the Operating Companies or any of them before Federal regulatory bodies and to make filings for and on behalf of the Operating Companies or any of them with any such bodies with respect to contracts and matters in which Agent acts for the Operating Companies or any of them. The Agent will appear for and on behalf of, and make filings for and on behalf of, the Operating Companies or any of them before other regulatory bodies when so authorized by the affected Operating Company or Companies.

               2.03    Without limiting the above and foregoing, the Agent will make all payments which may be due to other persons or entities and will collect all payments which may be due from other persons entities under contracts which the Operating Companies or any of them have with such other persons or entities.

               2.04    Operating Companies further authorize and empower Agent to do and perform all and every other act as shall be requisite and necessary in connection with the agency granted herein with the same validity as if every such act or thing were or had been done by the Operating Companies or any of them. The Operating Companies and each of them ratify and confirm all acts which the Agent shall do by virtue of this Agreement.

               2.05    It is understood that each Operating Company retains the right and obligation to fulfill its legal duties to its customers and to take such actions as may be necessary to comply with the law and with the lawful orders and regulations of regulatory bodies having jurisdiction over it.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which should be one and the same agreement and shall be effective when counterparts have been executed and delivered by all parties.

               IN WITNESS WHEREOF, each of the parties hereto has caused these presents to be signed in its name and on its behalf and attested by its duly authorized officers.

ATTEST:                                                                                                                                ENTERGY ARKANSAS, INC.

/s/ Ann G. Roy                                                                                                                        BY:/s/ Hugh T. McDonald

Ann G. Roy                                                                                                                            NAME: Hugh T. McDonald

                                                                                                                                              TITLE: President & Chief Executive Officer

ATTEST:                                                                                                                               ENTERGY GULF STATES LOUISIANA, L.L.C.

/s/ Ann G. Roy                                                                                                                       BY:/s/ E. Renae Conley

Ann G. Roy                                                                                                                            NAME: E. Renae Conley

                                                                                                                                              TITLE: President and Chief Executive Officer

ATTEST:                                                                                                                               ENTERGY LOUISIANA, LLC

/s/ Ann G. Roy                                                                                                                       BY:/s/ E. Renae Conley

Ann G. Roy                                                                                                                            NAME: E. Renae Conley

                                                                                                                                              TITLE: President and Chief Executive Officer

ATTEST:                                                                                                                               ENTERGY MISSISSIPPI, INC.

/s/ Ann G. Roy                                                                                                                       BY:/s/ Carolyn C. Shanks

Ann G. Roy                                                                                                                            NAME:_____Carolyn C. Shanks

                                                                                                                                              TITLE: President & Chief Executive Officer

ATTEST:                                                                                                                               ENTERGY NEW ORLEANS, INC.

/s/ Ann G. Roy                                                                                                                       BY:/s/ Roderick K. West

Ann G. Roy                                                                                                                            NAME:_____Roderick K. West

                                                                                                                                              TITLE: President & Chief Executive Officer

ATTEST:                                                                                                                               ENTERGY TEXAS, INC.

/s/ Ann G. Roy                                                                                                                       BY:/s/ Joseph F. Domino

Ann G. Roy                                                                                                                            NAME:_____Joseph F. Domino

                                                                                                                                              TITLE: President & Chief Executive Officer

ATTEST:                                                                                                                               ENTERGY SERVICES, INC.

/s/ Ann G. Roy                                                                                                                       BY:/s/ Gary J. Taylor

Ann G. Roy                                                                                                                            NAME:______Gary J. Taylor

                                                                                                                                              TITLE:_President & Chief Executive Officer